Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re CLOUD PEAK ENERGY INC., et al., Debtors.[1]	) ) ) ) ) ) ) ) )	Chapter 11 Case No. 19 – 11047 (KG) (Jointly Administered) Re: Docket No. 868

NOTICE OF (I) ENTRY OF ORDER CONFIRMING THe

REVISED FIRST AMENDED JOINT CHAPTER 11 PLAN OF

CLOUD PEAK ENERGY INC. AND CERTAIN OF ITS DEBTOR

AFFILIATES AND (II) OCCURRENCE OF THE EFFECTIVE DATE

PLEASE TAKE NOTICE that, on December 5, 2019, the United States Bankruptcy Court for the District of Delaware entered the Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtors’ Disclosure Statement and (II) Confirming the Revised First Amended Joint Chapter 11 Plan of Cloud Peak Energy Inc. and Certain of its Debtor Affiliates [Docket No. 868] (the “Confirmation Order”), approving the Disclosure Statement on a final basis and confirming the Debtors’ Plan.2

PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan occurred on December 17, 2019.

PLEASE TAKE FURTHER NOTICE that copies of Confirmation Order and the Plan, as well as other documents filed in the Chapter 11 Cases can be found on the docket of the Chapter 11 Cases for a fee on the Bankruptcy Court’s website, http://www.deb.uscsourts.gov, by following the directions for accessing the ECF system on such website and can also be downloaded free of

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[1]	The Debtors in these chapter 11 cases and the last four digits of their respective federal tax identification numbers are: Antelope Coal LLC (8952); Arrowhead I LLC (3024); Arrowhead II LLC (2098); Arrowhead III LLC (9696); Big Metal Coal Co. LLC (0200); Caballo Rojo LLC (9409); Caballo Rojo Holdings LLC (4824); Cloud Peak Energy Finance Corp. (4674); Cloud Peak Energy Inc. (8162); Cloud Peak Energy Logistics LLC (7973); Cloud Peak Energy Logistics I LLC (3370); Cloud Peak Energy Resources LLC (3917); Cloud Peak Energy Services Company (9797); Cordero Mining LLC (6991); Cordero Mining Holdings LLC (4837); Cordero Oil and Gas LLC (5726); Kennecott Coal Sales LLC (0466); NERCO LLC (3907); NERCO Coal LLC (7859); NERCO Coal Sales LLC (7134); Prospect Land and Development LLC (6404); Resource Development LLC (7027); Sequatchie Valley Coal Corporation (9113); Spring Creek Coal LLC (8948); Western Minerals LLC (3201); Youngs Creek Holdings I LLC (3481); Youngs Creek Holdings II LLC (9722); Youngs Creek Mining Company, LLC (5734). The location of the Debtors’ service address is: 385 Interlocken Crescent, Suite 400, Broomfield, Colorado 80021.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Plan and the Confirmation Order.

charge from the website of the Debtors’ noticing and claims agent, Prime Clerk LLC, at https://cases.primeclerk.com/cloudpeakenergy.

PLEASE TAKE FURTHER NOTICE that the Plan and Confirmation Order, and the provisions thereof, are binding on the Debtors, the Reorganized Debtors, any Holder of a Claim against or Interest in the Debtors and such Holder’s respective successors, assigns, and designees, whether or not the Claim or Interest of such Holder is impaired under the Plan and whether or not such Holder or entity voted to accept the Plan.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan and the Confirmation Order, the deadline for filing requests for payment of Administrative Claims shall be 30 days after the Effective Date and the deadline for filing requests for payment of Professional Fee Claims shall be 60 days after the Effective Date.

PLEASE TAKE FURTHER NOTICE that, as of the Effective Date of the Plan, the Term of the Amended Employment Agreements for the Remaining Executives (as such terms are defined in the Order Authorizing the Debtors to Amend the Employment Arrangement with Respect to the Remaining Executives [Docket No. 752], (the “Employment Agreement Order”)) terminated in accordance with the terms of the Amended Employment Agreements and the Amended Employment Agreement Order.

PLEASE TAKE FURTHER NOTICE that the Plan and the Confirmation Order contain other provisions that may affect your rights. You are encouraged to review the Plan and the Confirmation Order in their entirety.

Dated: December 17, 2019
Wilmington, Delaware

/s/ David T. Queroli

RICHARDS, LAYTON & FINGER, P.A.

Daniel J. DeFranceschi (No. 2732)

John H. Knight (No. 3848)

David T. Queroli (No. 6318)

One Rodney Square

920 North King Street

Wilmington, DE 19801

Tel: 302.651.7700

Fax: 302.651.7701

defranceschi@rlf.com; knight@rlf.com;

queroli@rlf.com

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VINSON & ELKINS LLP

David S. Meyer (admitted pro hac vice)

Jessica C. Peet (admitted pro hac vice)

Lauren R. Kanzer (admitted pro hac vice)

666 Fifth Avenue, 26th Floor

New York, NY 10103-0040

Tel: 212.237.0000

Fax: 212.237.0100

dmeyer@velaw.com; jpeet@velaw.com;

lkanzer@velaw.com

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Paul E. Heath (admitted pro hac vice)

2001 Ross Avenue, Suite 3900

Dallas, TX 75201

Tel: 214.220.7700

Fax: 214.999.7787

pheath@velaw.com

Attorneys for the Debtors

and Debtors in Possession

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